EXHIBIT 99.2

EXECUTION VERSION

EXHIBIT A TO THE ~~THIRD~~FOURTH AMENDMENT, DATED AS OF

MARCH ~~23~~28, ~~2023~~2025

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of March 9, 2020 by and among

THE CHEMOURS COMPANY AR, LLC,

as Seller,

THE PERSONS FROM TIME TO TIME PARTY HERETO,

as Purchasers and as Group Agents,

THE TORONTO-DOMINION BANK,

as Administrative Agent,

THE TORONTO-DOMINION BANK,

as LC Bank, and

THE CHEMOURS COMPANY FC, LLC,

as initial Servicer

EXHIBIT 99.2

“Affiliate Receivable” means any account receivable or other right to payment from a Person, whether constituting an account, chattel paper, payment intangible, instrument or a general intangible, in each case, arising from the sale of goods, provided or to be provided, or provision of services, rendered or to be rendered, (a) by any Affiliate of an Originator (but not by an Originator or Seller) or (b) by an Originator so long as such account receivable or other right to payment does not constitute a Pool Receivable.

“Aggregate Capital” means, at any time of determination, the aggregate outstanding Capital of all Purchasers at such time.

“Aggregate Yield” means, at any time of determination, the aggregate accrued and unpaid Yield on the aggregate outstanding Capital of all Purchasers at such time.

“Agreement” has the meaning set forth in the preamble to this Agreement. “Amendment Date” means November 24, 2021.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Chemours Party or any of their respective Subsidiaries from time to time concerning or relating to bribery or corruption including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Anti-Terrorism Laws” means each of: (a) the Executive Order; (b) the PATRIOT Act;

(c) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956 and any successor statute thereto; (d) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada);

(e) the Bank Secrecy Act, and the rules and regulations promulgated thereunder; and (f) any other law of the United States, Canada or any member state of the European Union now or hereafter enacted to monitor, deter or otherwise prevent: (i) terrorism, (ii) the funding or support of terrorism or (iii) money laundering.

“Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, constitution, ordinance, rule, regulation, ordinance, requirement, restriction, permit, executive order, certificate, decision, directive or order of any Governmental Authority applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound. For the avoidance of doubt, FATCA shall constitute an “Applicable Law” for all purposes of this Agreement.

“Approved Foreign Countries” means the countries specified in Schedule IV (or any replacement Schedule IV hereto delivered either (i) by the Seller to the Administrative Agent and consented to in writing by the Administrative Agent in its sole discretion or (ii) by the Administrative Agent to the Seller with not less than five (5) Business Days prior written notice).

“Assignment and Acceptance Agreement” means an assignment and acceptance agreement entered into by a Committed Purchaser, an Eligible Assignee, such Committed

EXHIBIT 99.2

“Conduit Purchaser” means each commercial paper conduit that is or becomes a party to this Agreement in the capacity of a “Conduit Purchaser”.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consigned Goods Excess Concentration Amount” means, at any time, (i) if no Subject Consigned Goods Trigger Event has occurred and is continuing, the amount (if any) by which (a) the aggregate Subject Consigned Goods Balance exceeds (b) ~~5.0%~~the applicable Consigned Goods Excess Concentration Percentage of the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool at such time or (ii) otherwise, the greater of (a) the aggregate Subject Consigned Goods Balance and (b) the Consigned Goods Litigation Demand Amount; provided that the Consigned Goods Excess Concentration Amount shall be zero (0) if there is no effective UCC-1 financing statement filed in the applicable filing office naming the Subject Consigned Goods Provider as secured party and any Chemours Party as debtor or any such effective UCC-1 financing statement has been amended in a manner consented to in writing by the Administrative Agent.

“Consigned Goods Excess Concentration Percentage” means 10.0%; provided, however, that the Administrative Agent may, in its sole discretion, reduce such percentage to 5.0% upon the delivery of no less than 5 Business Days written notice thereof to the Seller or any other Chemours Party.

“Consigned Goods Litigation” has the meaning set forth in Section 8.02(e).

“Consigned Goods Litigation Demand Amount” means, at any time, the aggregate amount demanded by the Subject Consigned Goods Provider in any pleading or filing made by or on behalf of the Subject Consigned Goods Provider in connection with any Consigned Goods Litigation that is continuing.

“Contract” means, with respect to any Receivable, the contract or contracts (including any purchase order or invoice), between an Originator and an Obligor, pursuant to which such Receivable arises or which evidences such Receivable and, for purposes of this Agreement only, which has been sold or contributed to Seller pursuant to the Purchase and Sale Agreement. A “related” Contract with respect to a Pool Receivable means a Contract under which such Pool Receivable arises or which is relevant to the collection or enforcement of such Pool Receivable.

“Contractual Dilution” means any dilution or similar adjustments arising out of chargebacks, terms discounts, indirect rebates, direct rebates (net of any direct rebate recovery), promotional programs or similar arrangements which are customary for the Originators and specified in the related Contract or applicable marketing program related to the applicable Receivable and Obligor thereof.

“Contractual Dilution Accrual” means, at any time of determination, the aggregate amount of Contractual Dilution that is expected by the Servicer to be made or otherwise incurred with respect to the then outstanding Pool Receivables as such expected dilution and similar adjustments are reflected on the books and records of the applicable Originator and

EXHIBIT 99.2

ADR = the average of the Dilution Ratios for the preceding twelve Settlement Periods; and

DHR = the Dilution Horizon Ratio on such day.

“Dilution Reserve Percentage” means, on any day, a percentage determined as follows:

{(SF x ADR) + DVR} x DHR
where:
SF	=	~~2.25~~2.50;
ADR	=	the average of the Dilution Ratios for the preceding twelve Settlement Periods;
DVR	=	the Dilution Volatility Ratio on such day; and
DHR	=	the Dilution Horizon Ratio on such day.

“Dilution Volatility Ratio” means, on any day, a percentage determined as follows:

(DS-ADR) x (DS/ADR)
where:
DS	=	the highest average Dilution Ratio for any three (3) consecutive Settlement Periods observed over the preceding twelve Settlement Periods; and
ADR	=	the average of the Dilution Ratios for the preceding twelve Settlement Periods;

“Disqualified Institutions” means (a) certain banks, financial institutions and other institutional lenders or investors or any competitors of the Parent that, in each case, have been specified by name to the Administrative Agent by the Seller in writing prior to the date hereof (collectively, the “Identified Institutions”) and (b) with respect to such Identified Institutions, persons (such persons, “Known Affiliates”) that are Affiliates of such Identified Institutions that are clearly identifiable as Affiliates of such Identified Institutions solely on the basis of the similarity of their respective names, but excluding any Person that is a bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding or otherwise investing in loans, bonds or similar extensions of credit or securities in the ordinary course; provided, further, that, upon reasonable notice to the Administrative Agent after the date hereof, the Seller shall be permitted to supplement in writing the list of Persons that are Disqualified Institutions with the name of any Person that is or becomes a competitor of the Parent or a Known Affiliate of one of the competitors of the Parent, which supplement shall be in the form of a list of names provided to the Administrative Agent. It is understood and agreed by the parties hereto that any modification to the list of Disqualified Institutions will not be effective until the date that is three

EXHIBIT 99.2

(3) Business Days following the receipt by the Administrative Agent of written notice from the Seller as to such modification.

“Divestiture Effective Date” means the date, if any, following the Amendment Date and no later than December 31, 2021 in which Chemours' sales of the Excluded Division to (i) Draslovka Holding a.s. (or any Affiliate thereof) or (ii) any Chemours Party (or any Affiliate thereof), in either case, becomes effective.

“Drawing Date” has the meaning set forth in Section 3.04(a).

“DSO Adjustment Factor” means, as of any date of determination, the product of: (a) an amount equal to (i) the excess (if any) of the Days’ Sales Outstanding as of the most recently ended Settlement Period over 60, divided by (ii) 30, times (b) the aggregate initial Unpaid Balance of all Receivables originated by the Originators during the fifth preceding Settlement Period.

“Dynamic Loss Reserve Percentage” means, on any day, a percentage determined as follows:

SF x LR x LHR
where:
SF	=	~~2.25~~2.50;
LR	=	the highest average Loss Ratio for any three (3) consecutive Settlement Periods observed over the preceding 12 Settlement Periods; and
LHR	=	Loss Horizon Ratio on such day.

“Eligible Assignee” means (i) any Committed Purchaser or any of its Affiliates, (ii) any Person managed by a Committed Purchaser or any of its Affiliates (other than a natural person (and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person)) and (iii) any other financial or other institution, in each case, other than a Defaulting Purchaser or Disqualified Institution; provided that the list of Disqualified Institutions has been provided to the Administrative Agent.

“Eligible Chemours Obligor” has the meaning specified in the Side Letter.

“Eligible Contract” means a Contract governed by the law of (x) the United States of America or of any State or territory thereof or (y) if the related Obligor of which is an Eligible Foreign Obligor, any Eligible Foreign Country or State, territory, province or any other political subdivision thereof, in each case, that contains an obligation to pay a specified sum of money on or before a date certain and that has been duly authorized by each party thereto and which (i) does not require any Obligor thereunder to consent to any transfer, sale or assignment thereof or of the related Receivable or any proceeds of any of the foregoing, (ii) is not “chattel paper” as defined in the UCC of any jurisdiction governing the perfection or assignment of the related Receivable, (iii) the payment terms of which have not been modified, extended or rewritten in

EXHIBIT 99.2

any manner (except for extensions, rewritings and modifications expressly permitted hereunder) and (iv) remains in full force and effect.

“Eligible Foreign Country” means, at any time, any country that satisfies each of the following: (i) is not a Sanctioned Country, (ii) is not the United States of America or any territory thereof, and (iii) is ~~either an OECD Country or~~ an Approved Foreign Country.

“Eligible Foreign Obligor” means an Obligor that is organized in and that has a head office (domicile), registered office and chief executive office that is located in an Eligible Foreign Country.

“Eligible Receivable” means, as of any date of determination, a Receivable:

(a)
(i) which represents all or part of the sales price of goods or services, sold by an Originator and billed to the related Obligor in the ordinary course of such Originator’s business and sold or contributed to Seller pursuant to the Purchase and Sale Agreement, (ii) for which all obligations of the Originator in connection with which have been fully performed (other than the delivery of the related goods or merchandise with respect to In-Transit Receivables), (iii) no portion of which is in respect of any amount as to which any related Obligor is permitted to withhold payment until the occurrence of a specified event or condition (including “guaranteed” or “conditional” sales or any performance by an Originator), (iv) for which immediately prior to the sale or contribution thereof pursuant to the Purchase and Sale Agreement, the underlying goods in connection with such Receivable were owned by the Originator and not subject to any Adverse Claim other than any Permitted Lien or other Adverse Claim that has been released, (v) which is not issued under cash-in-advance or cash-on-account terms or (vi) which has payment terms of ~~not more than~~ 120 days or less from the original billing date; provided that, for the avoidance of doubt, other than with respect to any In-Transit Receivable, no portion of any Receivable billed to any Obligor for which the related goods or services have not been delivered or performed by an Originator shall constitute an “Eligible Receivable” (including for purposes of calculating the Net Pool Balance);
(b)
for which the related Originator has recognized all of the related revenue on its financial books and records in accordance with GAAP;
(c)
which (i) constitutes an “account” or a “payment intangible”, (ii) is not evidenced by “instruments” or “chattel paper” and (iii) does not constitute, or arise from the sale of, “as-extracted collateral”, in each case, as defined in the UCC;
(d)
each Obligor of which is a commercial Obligor or a Governmental Authority and is not an Excluded Obligor;
(e)
no Obligor of which (i) is a Sanctioned Person, (ii) is a natural Person acting in its individual capacity or (iii) is subject to an Event of Bankruptcy that has occurred and is continuing;
(f)
each Obligor is organized in the United States of America or any State or territory thereof or in an Eligible Foreign Country or State, territory, province or any

EXHIBIT 99.2

“Executive Order” means Executive Order No. 13224 on Terrorist Financings: Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism issued on September 23, 2001.

“Exiting Group” has the meaning set forth in Section 2.02(g).

“Extended-Term Excess Concentration Amount” means, at any time, the amount (if any) by which (a) the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool, that constitute Extended-Term Receivables, exceeds (b) ~~5.0~~7.5% of the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool at such time.

“Extended-Term Receivable” means any Receivable that has payment terms of more than 90 days from the original billing date.

“Facility Limit” means $~~175,000,000~~165,000,000 as reduced from time to time pursuant to Section 2.02(e) or increased from time to time pursuant to Section 2.02(h). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to

(x) the Facility Limit at such time, minus (y) the sum of the Aggregate Capital plus the LC Participation Amount.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or official practices implemented to give effect to any such intergovernmental agreements.

“Federal Funds Rate” means, for any day, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective).” If on any relevant day such rate is not yet published in H. 15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate.” If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“Fee Letter” has the meaning specified in Section 2.03(a).

EXHIBIT 99.2

“Fees” has the meaning specified in Section 2.03(a).

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted SMIR or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of the Adjusted SMIR or the Adjusted Daily Simple SOFR shall be 0.00%.

“Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Capital has been reduced to zero and Aggregate Yield has been paid in full, (ii) the LC Participation Amount has been reduced to zero ($0) and no Letters of Credit issued hereunder remain outstanding and undrawn, (iii) all other Seller Obligations (other than contingent obligations as to which no claims have been brought) shall have been paid in full, (iv) all other amounts owing to the Purchaser Parties and any other Seller Indemnified Party or Affected Person hereunder and under the other Transaction Documents (other than contingent obligations as to which no claims have been brought) have been paid in full and (v) all accrued Servicing Fees have been paid in full.

“Financial Officer” of any Person means, the chief executive officer, the chief financial officer, the chief accounting officer, the principal accounting officer, the controller, the treasurer or the assistant treasurer of such Person.

“First Data” means First Data Corporation, a Delaware corporation.

“Foreign Obligor Excess Concentration Amount” means, at any time, the amount (if any) by which (a) the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool, any Obligor of which is both an Eligible Foreign Obligor and not an Eligible Chemours Obligor, exceeds (b) ~~25.0~~17.5% of the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool at such time.

“GAAP” means generally accepted accounting principles in the United States of America, consistently applied.

“Governmental Acts” has the meaning specified in Section 3.09.

“Governmental Authority” means any government or political subdivision or any agency, authority, bureau, regulatory body, court, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Authority Excess Concentration Amount” means, at any time, the amount (if any) by which (a) the aggregate Unpaid Balance of all Eligible Receivable then in the

EXHIBIT 99.2

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) (or any successor thereto) or the U.S. Department of State, available at: http://www.treasury.gov/resource-center/sanctions/SDN List/Pages/default.aspx, or as otherwise published from time to time and any other Person listed in any Sanctions-related list of the United Nations Security Council, the European Union or any EU member state; (b) that is fifty-percent or more owned, directly or indirectly, in the aggregate by one or more Persons described in clause (a) above; (c) that is organized under the laws of or resident in a Sanctioned Country; or (d) (i) an agency of the government of a Sanctioned Country or (ii) an organization controlled by a Sanctioned Country.

“Sanctions” means the laws, rules, regulations and executive orders promulgated or administered to implement economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time (a) by the United States government, including those administered by OFAC, the US State Department, the US Department of Commerce or the US Department of the Treasury, or (b) by the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“Scheduled Termination Date” means March 31, ~~2025~~2028, as such date may be extended from time to time pursuant to Section 2.02(g).

“SEC” means the U.S. Securities and Exchange Commission or any successor governmental agencies.

“Secured Parties” means each Purchaser Party, each Seller Indemnified Party and each Affected Person.

“Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time.

“Security” is defined in Section 2(a)(1) of the Securities Act.

“Seller” has the meaning specified in the preamble to this Agreement. “Seller Collateral” has the meaning set forth in Section 15.09.

“Seller Event of Bankruptcy” means an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Seller or its debts, or of a substantial part of its assets, under any Federal, State or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Seller or for a substantial part of its assets.

“Seller Guaranty” has the meaning set forth in Section 15.01.

“Seller Indemnified Amounts” has the meaning set forth in Section 13.01(a).

EXHIBIT 99.2

“Subject Financing Statement” means the UCC-1 financing statement of the Subject Consigned Goods Provider disclosed to the Administrative Agent prior to the date hereof.

“Sub-Servicer” has the meaning set forth in Section 9.01(d).

“Subsidiary” means, with respect to any Person: (a) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and (b) any partnership, joint venture, limited liability company or similar entity of which (A) more than 50% of the voting interests or general partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise and (B) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Supplier Receivable” means any Pool Receivable owed by any Obligor that both (i) is a material supplier (or an Affiliate thereof) to any Chemours Party or any of its Subsidiaries and

(ii) for which any Chemours Party or any of its Subsidiaries has established any offset or netting arrangements (including customer deposits and advance payments (including payments relating to unearned revenues)) with such Obligor.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, assessments, fees, charges or withholdings (including backup withholding) imposed by any Governmental Authority and all interest, penalties, additions to tax and any similar liabilities with respect thereto.

“TD Bank” has the meaning set forth in the preamble to this Agreement.

“Termination Date” means the earliest to occur of (a) the Scheduled Termination Date,

(b)
the date on which the “Termination Date” is declared or deemed to have occurred under Section 10.01 and (c) the date selected by the Seller on which all Commitments have been reduced to zero pursuant to Section 2.02(e).

“Tier 1 Foreign Countries” means the countries designed as “Tier 1” in Schedule IV. (or any replacement Schedule IV hereto delivered either (i) by the Seller to the Administrative Agent and consented to in writing by the Administrative Agent in its sole discretion or (ii) by the Administrative Agent to the Seller with not less than five (5) Business Days prior written notice).

“Tier 1 Eligible Foreign Obligor” means an Obligor that is organized in and that has a head office (domicile), registered office and chief executive office that is located in a Tier 1 Foreign Country.

“Tier 2 Foreign Countries” means the countries designed as “Tier 2” in Schedule IV. (or any replacement Schedule IV hereto delivered either (i) by the Seller to the Administrative

EXHIBIT 99.2

Agent and consented to in writing by the Administrative Agent in its sole discretion or (ii) by the Administrative Agent to the Seller with not less than five (5) Business Days prior written notice).

“Tier 2 Eligible Foreign Obligor” means an Obligor that is organized in and that has a head office (domicile), registered office and chief executive office that is located in a Tier 2 Foreign Country.

“Tier 2 Foreign Obligor Excess Concentration Amount” means, at any time, the amount (if any) by which (a) the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool, any Obligor of which is a Tier 2 Eligible Foreign Obligor, exceeds (b) 5.0% of the aggregate Unpaid Balance of all Eligible Receivables then in the Receivables Pool at such time.

“Top Ten Obligor” means, at any time of determination, the Obligors that have the ten largest Obligor Percentages at such time.

“Transaction Documents” means this Agreement, the Purchase and Sale Agreement, the Account Control Agreements, the Fee Letter, the Performance Guaranty, the Side Letter and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unmatured Event of Termination” means any event which, with the giving of notice or lapse of time, or both, would become an Event of Termination.

“Unpaid Balance” means, at any time of determination, with respect to any Receivable, the then outstanding principal balance thereof.

“Unsold Receivables” means, at any time, all Pool Receivables that are not then Sold Receivables.

“U.S. Dollars” means dollars in lawful money of the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).

EXHIBIT 99.2

SCHEDULE I

Commitments

Party	Capacity	Commitment
TD Bank	Committed Purchaser	$~~175,000,000~~165,000,00 0

Schedule I

EXHIBIT 99.2

SCHEDULE III

Notice Addresses

(A)
in the case of the Seller, at the following address: 1007 Market Street

Wilmington, Delaware 19801

Attn: ~~Jacqueline Senosain~~Harris Arch

Tel: (302) 773 ~~0160~~0155

Email: ~~jacqueline.senosain~~harris.arch@chemours.com

With a copy to:

1007 Market Street

Wilmington, Delaware 19801

Attn: ~~Mark Staub~~Matt McColgan

Tel: (~~302~~267) ~~773 3914~~207-9420

Email: ~~MARK.STAUB~~matt.mccolgan@chemours.com

(B)
in the case of the Servicer, at the following address: 1007 Market Street

Wilmington, Delaware 19801

Attn: ~~Jacqueline Senosain~~Harris Arch

Tel: (302) 773 ~~0160~~0155

Email: ~~jacqueline.senosain~~harris.arch@chemours.com

With a copy to:

1007 Market Street

Wilmington, Delaware 19801

Attn: ~~Mark Staub~~Matt McColgan

Tel: (~~302~~267) ~~773 3914~~207-9420

Email: ~~MARK.STAUB~~matt.mccolgan@chemours.com

(C)
in the case of the Administrative Agent, at the following address: The Toronto-Dominion Bank

TD North Tower 25th Floor,

77 King Street West,

Toronto, ON, M5K 1A2

Attention: ASG Asset Securitization

Email: asgoperations@tdsecurities.com

Schedule III-1